UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2007

NATIONAL TECHNICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

California	0-16438	95-4134955
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation or Organization)		No.)

24007 Ventura Blvd., Suite 200
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-0776
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

           This Current Report on Form 8-K/A amends National Technical Systems, Inc.’s Current Report on Form 8-K filed on December 11, 2007, in which National Technical Systems, Inc. reported the completion by its wholly-owned subsidiary, NTS Technical Systems, of the acquisition of all of the outstanding membership interests of United States Test Laboratory, L.L.C. (“USTL”). This amendment is being filed to include the pro forma financial information required under Item 9.01(b) of Form 8-K. The information previously reported in the Current Report on Form 8-K filed on December 11, 2007, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

           The financial statements of USTL required by Rule 3-05 of Regulation S-X were previously filed as Exhibit 99.3 to the Current Report on Form 8-K filed on December 11, 2007, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

           The unaudited pro forma combined financial statements with respect to the transaction are filed as Exhibit 99.2 to this amendment and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1*	Consent of Independent Registered Public Accounting Firm.

Exhibit No.	Description

99.1*	Audited financial statements of USTL (i) as of and for the year ended December 31, 2006, and (ii) as of and for the ten months ended October 31, 2007.

99.2	Unaudited, Pro Forma Combined Financial Information.

*	Previously filed with the Current Report on Form 8-K filed on December 11, 2007 and incorporated herein by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Technical Systems, Inc.

Date: February 20, 2008	By:	/s/ Raffy Lorentzian

Raffy Lorentzian
Senior Vice President and Chief Financial Officer